EXHIBIT 32

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

                      18 U.S.C 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10Q of Mass Megawatts Wind Power, Inc. (the Company) for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), GivenNameJonathon
Ricker, the Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   12/17/08                    By:   /s/ Jonathan Ricker
        --------------                     ---------------------------------
                                           Jonathan Ricker
                                           Chief Executive Officer,
                                           Chief Financial Officer and
                                           Principal Accounting Officer